SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 13, 2004.


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

         Delaware                     0-16936              33-0123045
----------------------------        ------------        ----------------
(State  or  other  jurisdic-        (Commission          (IRS  Employer
 tion  of  incorporation)           File  Number)       Identification  No.)




Pennington Business Park, 55 Route 31 South, Pennington,  NJ        08534
-------------------------------------------------------------      --------
  (Address  of  principal  executive  offices)                     (Zip  Code)



         Registrant's telephone number, including area code 609-818-0700



                                       N/A


                            [GRAPHIC OMITTED]


         (Former name or former address, if changed since last report.)



                             [GRAPHIC OMITTED]

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Item  2.03(a)


On October 13, 2004 the Company announced amendments to its existing term credit agreements with HIT Credit Union and Hong Kong League Central Credit Union. The loans have been modified to increase the total principal amount to $1,000,000 and to convert them from terms loans to a line of credit. Interest on the loans has been reduced to 15% per annum and the maturity date of the loans has been extended to October 31, 2005. Attached as Exhibit 99.1 to this report, is a copy of the Company's News Release issued on October 13, 2004, announcing the amendments, which is incorporated herein by reference.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.          Description
------------          -----------

Exhibit  99.1          Company  News  Release  dated  October  13,  2004



                                [GRAPHIC OMITED]


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER  CORP.


By:  /s/ James S. Brown
    -------------------------------------
        James  S.  Brown,
        Chief  Financial  Officer

Date:   October  13,  2004




EXHIBIT  INDEX

99.1     Company  News  Release  dated  October  13,  2004.


                                                                  Exhibit  99.1


            WORLDWATER ANNOUNCES AMENDMENTS TO TERM CREDIT AGREEMENT


Pennington,  NJ,  October  13,  2004  -  WorldWater & Power Corporation (OTC BB:
WWAT), has announced amendments to its term credit agreement, including an extended term, credit line increase and lower interest rate.

On March 29, 2004, WorldWater obtained loans from HIT Credit Union and Hong Kong League Central Credit Union in the aggregate amount of $800,000. Under the original terms of the loans, interest accrues at the annual rate of 18% and mandatory payments of principal are required in the amount of $400,000 upon the receipt by WorldWater of the proceeds of an investment by SBI Brightline VIII LLC, with the remaining $400,000 of principal payable on September 29, 2004. As of this date, the principal amounts of the loans have not been reduced.

The loans have been modified to increase the total principal amount to $1,000,000 and to convert them from term loans to a line of credit, permitting WorldWater to repay and reborrow principal, up to the maximum amount of the loan, during the loan term. Interest on the loans has been reduced to 15% per annum and the maturity date of the loans has been extended to October 31, 2005.


About  WorldWater  &  Power  Corp.:

WorldWater & Power Corp. is a full-service, international solar engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's water supply and energy problems. The Company's recently patented AquaMax(TM) solar pumping systems are capable of driving motors up to 600 horsepower. For more information about WorldWater, visit the website at www.worldwater.com, or for
                                             ------------------
investor-specific  information  at  www.trilogy-capital.com.
                                    -----------------------

Cautionary  Language

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.



###



Contact:

Company

WorldWater  &  Power  Corp.

Debra  J.  Grady,  609-818-0700,  ext.  14

Or

Investor  Relations

Paul  Karon,  800-342-1467

Senior  Vice  President

Trilogy  Capital  Partners

paul@trilogy-capital.com